Exhibit 99.1


                           CERTIFICATION PURSUANT TO
                           18 U. S. C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Candie's, Inc. (the "Company") on Form 10-Q for the period ended April 30, 2003 (the "Report"), I, Neil Cole, as President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                            /s/Neil Cole
                                           -------------------------------------
                                           Neil Cole
                                           President and Chief Executive Officer
                                          (Principal Executive Officer)

Dated: June 13, 2003


A signed original of this written statement required by Section 906 has been provided to Candie's Inc. and will be retained by Candies, Inc and furnished to the Securities and Exchange Commission upon request.